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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                    September 23, 2004 (September 21, 2004)



                           FIRST BANCTRUST CORPORATION
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             (Exact name of registrant as specified in its charter)



          DELAWARE                     000-32535                  37-1406661
State or other jurisdiction           (Commission               (IRS Employer
     of Incorporation                 File Number)           Identification No.)


                    206 SOUTH CENTRAL AVENUE, PARIS, IL 61944
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               (Address of principal executive offices) (Zip Code)


                                 (217) 465-6381
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:



[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01         REGULATION FD DISCLOSURE.

                  The following information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

                  On September 21, 2004, First BancTrust Corporation issued a news release to provide certain information concerning the Company's anticipated third quarter 2004 financial results. The release is furnished as Exhibit 99.1 hereto.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits.

                           Exhibit Number

                           99.1 Press Release, dated September 21, 2004 issued by First BancTrust Corporation



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FIRST BANCTRUST CORPORATION



Dated:  September 21, 2004                 /s/Ellen M. Litteral
                                        --------------------------------------
                                        Ellen M. Litteral
                                        Chief Financial Officer and Treasurer




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                                  EXHIBIT INDEX

Exhibit Number

     99.1 Press Release, dated September 21, 2004 issued by First BancTrust Corporation




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